NUMBER
M18244

COMMON STOCK

CACHÉ, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

NEW COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

~~CUSIP 127150 10 0~~
CUSIP 127150 30 8

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE OF $.01 EACH, OF

CACHÉ, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, and all amendments thereto, copies of which are on file with the Transfer Agent. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated

COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(A LIMITED PURPOSE TRUST COMPANY)
JERSEY CITY, NEW JERSEY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

CACHÉ, INC.
CORPORATE
SEAL
2013
DELAWARE

Chairman

Corporate Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—as tenants in common	UNIF GIFT MIN ACT—	.............Custodian............. (Cust) (Minor) under Uniform Gifts to Minors
TEN ENT	—as tenants by the entireties		
JT TEN	—as joint tenants with right of survivorship and not as tenants in common		Act............................. (State)

Additional abbreviations may also be used though not in the above list.

For Value received ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

____

____ *Shares*

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ____________________

____

SIGNATURE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.